Exhibit 99.2

Cycurion Secures Multi-Year Contract Valued at Approximately $1 Million in First Year with Fortune 500 Company to Support Major Government Agency

MCLEAN, Va., April 08, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (Nasdaq: CYCU) (“Cycurion” or the “Company”), a leading provider of IT cybersecurity solutions and AI-driven innovations, today announced a strategic partnership with a Fortune 500 company. The collaboration will deliver advanced AI-driven cybersecurity solutions and application transition and delivery services in support of a major U.S. government agency.

The agreement is a multi-year contract with a minimum 5-year term. Cycurion’s portion is valued at approximately $1 million for the first year, reflecting strong initial scope with significant potential for expansion in subsequent years. This win underscores the company’s continued expansion and strengthening of its AI footprint, technical knowledge, and proprietary AI systems and platforms in complex government environments.

“Partnering with a Fortune 500 company on this multi-year initiative to support a major government agency highlights the growing confidence in Cycurion’s integrated AI and cybersecurity capabilities,” said Kevin Kelly, Chairman and CEO of Cycurion. “Our AI-powered approach will reduce transition risks, improve accuracy and compliance, and significantly shorten onboarding timelines while strengthening the overall cybersecurity posture. This long-term engagement positions us for sustained growth and deeper collaboration.”

Through this partnership, Cycurion will provide specialized expertise across AI implementation, infrastructure cybersecurity, and technical support. The AI-driven methodology is designed to modernize critical applications securely and efficiently, minimizing risks associated with large-scale transitions and enabling faster, more reliable delivery of mission-critical systems. This engagement highlights Cycurion’s expanding AI capabilities alongside its proprietary AI systems and platforms.

The multi-year structure, with a minimum 5-year term, establishes a strong foundation for future AI innovation and expanded cybersecurity services within the client’s ecosystem. It further solidifies Cycurion’s position as a trusted partner for high-stakes digital modernization efforts that combine innovation with robust security.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

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